UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 1, 1998

                          TAPISTRON INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Georgia                             0-20309                   58-1684918
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (I.R.S. Employer
   of incorporation)               File Name)             Identification No.)


6203 Alabama Highway, P.O. Box 1067, Ringgold, Georgia        30736-1067
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (706) 965-9300


                                 Not Applicable
--------------------------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 1.  Changes in Control of Registrant.

                  None.

Item 2.  Acquisition or Disposition of Assets.

                  None.

Item 3.  Bankruptcy or Receivership.

                  None.

Item 4.  Changes in Registrant's Certifying Accountant.

                  None.

Item 5.  Other Events.

         Tapistron International, Inc. announced today that its Form S-1 Registration Statement, for 18,166,666 shares of its common stock, par value $.0004, filed with the Securities and Exchange Commission went effective at 5 P.M., EDT, on Friday, May 29, 1998.

Item 6.  Resignations of Registrant's Directors.

                  None.

Item 7.  Financial Statements and Exhibits.

                  A copy of the press release is attached hereto as Exhibit 1.

Item 8.  Change in Fiscal Year.

                  None.

SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TAPISTRON INTERNATIONAL, INC.



Date:    June 1, 1998                  By: /s/ J. Darwin Poe
                                          -----------------------
                                           J. Darwin Poe
                                           President & Chief Executive Officer